EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alchemy Investments Acquisition Corp 1 (the “Company”) on Form 10-K for the year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “Report”), I, Mattia Tomba, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 3, 2025	By:	/s/ Mattia Tomba
Name: Mattia Tomba
Title: Co-Chief Executive Officer
(Principal Executive Officer)